Commitments and Contingencies	6 Months Ended
Jun. 30, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
12.
Commitments and Contingencies

Legal Proceedings

From time to time, the Company may be a party to litigation or arbitration or subject to claims incident to the ordinary course of business. Regardless of the outcome, litigation and arbitration are subject to inherent uncertainties and could adversely impact the Company’s reputation, operations, and its operating results or overall financial condition. As of June 30, 2023, except as set forth below, there were no pending material legal proceedings to which the Company was a party or to which any of its property was subject, and the Company did not have contingency reserves established for any liabilities as of June 30, 2023 and December 31, 2022. When appropriate in management’s estimation, the Company will record adequate reserves in its financial statements for pending litigation or arbitration.

In June 2020, the Company entered into a dedicated manufacturing and commercial supply agreement (the “Manufacturing Agreement”) with Brammer Bio MA, LLC (“Brammer”) pursuant to which Brammer was obligated to reserve certain amounts of manufacturing capacity in its manufacturing facility to supply the Company with its product candidate FLT180a for the treatment of hemophilia B. As consideration for the reserved manufacturing capacity, the Company was required to pay Brammer an annual capacity access fee of $10.0 million, subject to inflationary annual increases, excluding any purchase commitment or other fees.

The Company committed to an annual minimum purchase commitment equivalent to $6.0 million throughout the term of the Manufacturing Agreement. The term of the Manufacturing Agreement was effective as of June 30, 2020 and was to continue until December 31, 2027.

On May 18, 2023, the Company entered into a Mutual Release and Settlement Agreement (the "Settlement Agreement") with Brammer to resolve the Company’s claims and Brammer’s counterclaims in an arbitration brought by the Company before the American Arbitration Association in New York arising from the Manufacturing Agreement. Pursuant to the terms of the Settlement Agreement, the Company paid to Brammer a total of $2.25 million. Subject to specified conditions and exceptions, the parties dismissed the arbitration, and each party released the other party from any and all claims arising from the parties’ business relationship. As a result of the Settlement Agreement, the Company reversed $5.1 million of discharged liabilities and $0.6 million of prepaid expenses, which resulted in a net gain on legal settlement of $2.2 million on the unaudited condensed consolidated statements of operations.

As a result of the mutual termination of the Manufacturing Agreement in August 2022, the Company derecognized the associated operating lease assets and liabilities (see "Operating Lease Agreements" below) and no longer recognizes the annual minimum purchase commitment as a contractual obligation.

Operating Lease Agreements

The following table summarizes the Company’s costs included in the statements of operations related to right of use lease assets entered into through June 30, 2023 and 2022 (in thousands):

	For the Six Months Ended June 30,
Lease Cost	2023	2022
Operating lease cost
Research and development	$1,196	$4,287
General and administrative	541	3,641
Short-term lease cost	6	139
Sublease income	(49)	(128)
Total lease cost	$1,694	$7,939

	For the Six Months Ended June 30,
Other Information	2023	2022
Cash paid for amounts included in the measurement of lease liabilities
Operating cash flows from operating leases	$1,535	$6,229
Weighted-average remaining lease term-operating leases	5.80	5.70
Weighted-average discount rate-operating leases	9.58%	11.15%

In August 2022, in connection with the termination of the Manufacturing Agreement, the Company terminated the operating lease in connection with the dedicated capacity at the Brammer facility. The Company derecognized the related right-of-use asset of approximately $35.6 million and accordingly the operating lease liabilities of $40.3 million, resulting in a gain of $5.3 million for the year ended December 31, 2022.

Contractual Obligations

The following table summarizes the Company’s contractual obligations as of June 30, 2023, and the effects that such obligations are expected to have on its liquidity and cash flows in future periods (in thousands):

Maturity of Operating Leases
Years Ended December 31,	Operating Leases
2023 (excluding the six months ended June 30, 2023)	1,537
2024	2,008
2025	698
2026	676
2027	337
Thereafter	—
Total payments	5,256
Less: imputed interest	(481)
Less: foreign exchange (gain)/loss	24
Total	$4,799

In connection with the Subsidiary Sale, the Company and Ascend entered into the Transition Services Agreement whereby the Company agreed to pay Ascend a guaranteed minimum of approximately $7.9 million in respect of FTE costs. The Company will make remaining minimum guaranteed payments of $2.2 million and $3.1 million for the years ending December 31, 2023 and 2024, respectively. See Note 3, Sale of Freeline Therapeutics GmbH.

Indemnification Agreements

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties and provide for general indemnification. The Company’s exposure under these agreements is unknown because it involves claims that may be made against the Company in the future. To date, the Company has not paid any claims or been required to defend any action related to its indemnification obligations. However, the Company may record charges in the future as a result of these indemnification obligations.

In accordance with the Articles of Association in force on June 30, 2023, the Company has indemnification obligations to its officers and directors for certain events or occurrences, subject to certain limits, while they are serving at the Company’s request in such capacity. There have been no claims to date, and the Company has director and officer insurance that may enable it to recover a portion of any amounts paid for future potential claims.